                                                                    EXHIBIT 99.1


                 Earnings Per Unit -- Restated for Statement of
                     Financial Accounting Standards No. 128


The table below contains earnings per unit data as restated under the provisions of Statement of Financial Accounting Standards ("SFAS") 128. This data restates the Operating Partnership's selected financial data included in its Form 10/A,
Item 2 for the periods detailed below.

                                      Six months      Six months         Year             Year
                                         ended           ended           ended            ended          Aug. 24 to
                                    June 30, 1997    June 30, 1996    Dec. 31, 1996    Dec. 31, 1995    Dec. 31, 1994
                                    -------------    -------------    -------------    -------------    -------------
Per Unit Data:
 Income before extraordinary
  loss -- basic                         $0.59            $0.56            $1.11            $1.03            $0.36
 Income before extraordinary
  loss -- diluted                       $0.59            $0.55            $1.10            $1.03            $0.36

 Net income -- basic                    $0.59            $0.56            $1.11            $1.03            $0.10
 Net income -- diluted                  $0.59            $0.55            $1.10            $1.03            $0.10

Earnings per unit data for periods prior to August 24, 1994, the date the Operating Partnership's majority owner, Weeks Corporation, completed its initial public offering, are not relevant as prior to this date the Operating Partnership's predecessor represented a combination of partnerships and corporations under common control.


The table below contains restated earnings per unit data under SFAS 128 applicable to the Company's unaudited quarterly financial information included in footnote 18 to the Operating Partnership's financial statements for the year ended December 31, 1996 included in its Form 10/A.

                                    First   Second    Third   Fourth
                                   Quarter  Quarter  Quarter  Quarter
                                   -------  -------  -------  -------
1996
 Net income per unit -- basic        $0.28    $0.28    $0.27    $0.28
 Net income per unit -- diluted      $0.28    $0.28    $0.27    $0.28

1995
 Net income per unit -- basic        $0.27    $0.28    $0.25    $0.24
 Net income per unit -- diluted      $0.27    $0.27    $0.25    $0.24

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

The table below presents additional required disclosures regarding the computation of basic and diluted earnings per unit under SFAS 128 for the periods detailed and included in the Operating Partnership's Form 10/A for the year ended December 31, 1996.

                                      Six months      Six months         Year             Year
                                         ended           ended           ended            ended          Aug. 24 to
                                    June 30, 1997    June 30, 1996    Dec. 31, 1996    Dec. 31, 1995    Dec. 31, 1994
                                    -------------    -------------    -------------    -------------    -------------
Computation of Earnings Per Unit:
 Income before extraordinary loss --
  basic and diluted                    $11,756           $7,619           $15,809          $11,107          $3,734
---------------------------------------------------------------------------------------------------------------------
 Net income -- basic and diluted       $11,756           $7,619           $15,809          $11,107          $1,067
---------------------------------------------------------------------------------------------------------------------
 Weighted average units -- basic        19,791           13,723            14,280           10,760          10,268
 Dilutive securities -- stock options      217               65               106               72              18
---------------------------------------------------------------------------------------------------------------------
 Weighted average units -- diluted      20,008           13,788            14,386           10,832          10,286
---------------------------------------------------------------------------------------------------------------------
Earnings Per Unit Data:
 Income before extraordinary loss --
  basic                                  $0.59            $0.56             $1.11            $1.03           $0.36
 Income before extraordinary loss --
  diluted                                $0.59            $0.55             $1.10            $1.03           $0.36

 Net income -- basic                     $0.59            $0.56             $1.11            $1.03           $0.10
 Net income -- diluted                   $0.59            $0.55             $1.10            $1.03           $0.10


Basic earnings per unit were computed by dividing net income -- basic by the weighted average number of common units -- basic during the period. Diluted earnings per unit were computed by dividing net income -- diluted by the weighted average units -- diluted during the period. Diluted earnings per unit was determined based on the dilutive effect of stock options outstanding during the period.

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

The table below presents earnings per unit data as restated under the provisions of SFAS 128 and the additional disclosures required under SFAS 128 for the period ended September 30, 1997 and 1996 included in the Operating Partnership's Quarterly Report on Form 10-Q.

                                         Three months      Nine months
                                            ended             ended
                                           Sept. 30         Sept. 30
                                           --------         --------
Computation of Earnings Per Unit Data:
1997
 Net income -- basic and diluted            $7,451           $19,206
-------------------------------------------------------------------------
 Weighted average units -- basic            22,834            20,816
 Dilutive securities -- stock options          183               202
-------------------------------------------------------------------------
 Weighted average units -- diluted          23,017            21,018
-------------------------------------------------------------------------
1996
 Net income -- basic and diluted            $3,731           $11,350
-------------------------------------------------------------------------
 Weighted average units -- basic            13,741            13,729
 Dilutive securities -- stock options          119                84
-------------------------------------------------------------------------
 Weighted average units -- diluted          13,860            13,813
-------------------------------------------------------------------------
Earnings Per Unit Data:
1997
 Net income per unit -- basic              $  0.33           $  0.92
 Net income per unit -- diluted            $  0.32           $  0.91

1996
 Net income per unit -- basic              $  0.27           $  0.83
 Net income per unit -- diluted            $  0.27           $  0.82

Basic earnings per unit were computed by dividing net income -- basic by the weighted average number of common units outstanding -- basic during the period. Diluted earnings per unit were computed by dividing net income -- diluted by the weighted average units -- diluted during the period. Diluted earnings per unit was determined based on the dilutive effect of stock options outstanding during the period.

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